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                                  EXHIBIT 23

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS




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              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Forms S-8 and S-3) and in the related Prospectuses of our report dated October 11, 1996, with respect to the consolidated financial statements of Mycogen Corporation, included in the Annual Report (Form 10-K) for the year ended August 31, 1996.



                                     /s/ Ernst & Young

                                     ERNST & YOUNG LLP

San Diego, California
November 11, 1996


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